SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 12, 2007

(Date of earliest event report)
WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
Federal Way, Washington 98063-9777

(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(253) 924-2345
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01.	Financial Statements and Exhibits
SIGNATURES

EXHIBIT 10.1

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C., 20549
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     On December 12, 2007, the Compensation Committee of the Company’s Board of Directors amended and restated the Company’s Deferred Compensation Plan, which is a plan in which the Company’s executive officers participate. The amendments were intended to bring the Deferred Compensation Plan into compliance with the requirements of regulations implementing the American Jobs Creation Act and Section 409A of the Internal Revenue Code. The amended and restated Deferred Compensation Plan is attached as an exhibit.
     The amounts deferred by the Company’s named executive officers were previously disclosed in the Company’s proxy statement for the annual meeting of shareholders held in April 2007.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
10.1	The Company’s Deferred Compensation Plan as amended and restated
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY
By	/s/ Jeanne Hillman
	Its:	Vice President and Chief Accounting Officer

Date: December 18, 2007